                  ADESSO SPECIALTY SERVICES ORGANIZATION, INC.

                PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT

         As an employee of ADESSO SPECIALTY SERVICES ORGANIZATION, INC., its subsidiary or its affiliate (together, the "Company"), and as a condition of my employment by the Company and in consideration of the compensation now and hereafter paid to me. I agree to the following:

1.       MAINTAINING CONFIDENTIAL INFORMATION

         (a) COMPANY INFORMATION. I agree at all times during the term of my employment and thereafter to hold in strictest confidence, and not to use, except for the benefit of the Company, or to disclose to any person, firm or corporation, without written authorization of the Board of Directors of the Company, any trade secrets, confidential knowledge, confidential data or other similar proprietary information of the Company.

         (b) FORMER EMPLOYER INFORMATION. I agree that I will not, during my employment with the Company, improperly use or disclose any proprietary information or trade secrets of my former or concurrent employers or companies, if any, and that I will not bring onto the premises of the Company any unpublished documents or any property belonging to my former or concurrent employers or companies unless previously and specifically consented to in writing by said employers or companies.

         (c) THIRD PARTY INFORMATION. I recognize that the Company has received and in the future will receive confidential or proprietary information from third parties subject to a duty on the Company's part to maintain the confidentiality of such information and, in some cases, to use it only for certain limited purposes. I agree that I owe the Company and such third parties, both during the term of my employment and thereafter, a duty to hold all such confidential and proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation (except in a manner that is consistent with the Company's agreement with the third party) or use it for the benefit of anyone other than the Company or such third party (consistent with the Company's agreement with the third party), unless expressly authorized to act otherwise by an officer of the Company.

2.       ASSIGNMENT OF INVENTIONS AND ORIGINAL WORKS.

         (a) INVENTIONS AND ORIGINAL WORKS RETAINED BY ME. I have attached hereto as Exhibit A a complete disclosure of all inventions, original works of authorship, developments, improvements, and trade secrets that I have, alone or jointly with others, conceived, developed or reduced to practice or caused to be conceived, developed or reduced to practice prior to the commencement of my employment with the Company, that I consider to be my property or the property of third parties and that I wish to have excluded from the scope of this Agreement. If disclosure of an item on Exhibit A would cause me to violate any prior confidentiality agreement, I understand that I am not to disclose such on Exhibit A but in the applicable space on Exhibit A. I am only to disclose a cursory name for each such invention, a listing of the party(ies) to whom it belongs and the fact that full disclosure as to such inventions has not been made for that reason. A space is provided on Exhibit A for such purpose. If no disclosure is attached, I represent that there are no such inventions.

         (b) INVENTIONS AND ORIGINAL WORKS ASSIGNED TO THE COMPANY. I agree that I will make prompt written disclosure to the Company, will hold in trust for the sole right and benefit of the Company, and hereby assign to the Company all my right, title and interest in and to any ideas, inventions, original works of authorship, developments, improvement or trade secrets which I may solely or jointly conceive or reduce to practice, or cause to be conceived or reduced to practice, during the period of my employment with the Company. I recognize that this Agreement does not require assignment of any invention which qualifies fully for protection under Section 2870 of the California Labor Code (hereafter "Section 2870"), which provides as follows:

                  (i) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

                           (1)      Relate at the time of conception or
reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or

                           (2)      Result from any work performed by the
employee for the employer.

                  (ii) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

         I acknowledge that all original works of authorship which are made by me (solely or jointly with others) within the scope of my employment and which are protectable by copyright are "works made for hire" as that term is defined in the United States Copyright Act (17 U.S.C., Section 101).

         (c) INVENTIONS AND ORIGINAL WORKS ASSIGNED TO THE UNITED STATES. I hereby assign to the United States government all my right, title and interest in and to any and all inventions, original works of authorship, developments, improvements or trade secrets whenever full title to same is required to be in the United States by a contract between the Company and the United States or any of its agencies.

         (d) OBTAINING LETTERS PATENT, COPYRIGHT REGISTRATIONS AND OTHER PROTECTIONS. I will assist the Company in every proper way to obtain and enforce United States and foreign proprietary rights relating to any and all inventions, original works of authorship, developments, improvements or trade secrets of the Company in any and all countries. To that end I will execute, verify and deliver such documents and perform such other acts (including appearing as a witness) the Company may reasonably request for use in applying for, obtaining, perfecting, evidencing, sustaining and enforcing such proprietary rights and the assignment thereof. In addition, I will execute, verify and deliver assignments of such proprietary rights to the Company or its designee. My obligation to assist the Company with respect to proprietary rights in any and all countries shall continue beyond the termination of my employment, but the company shall compensate me at a reasonable rate after my termination for the time actually spent by me at the Company's request on such assistance.

         In the event that Company is unable for any reason, after reasonable effort, to secure my signature on any document needed in connection with the actions specified in the preceding paragraph, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf to execute, verify and file such documents with the same legal force and effect as if executed by me. I hereby waive and quitclaim to the Company any and all claims of any nature whatsoever which I now or may hereafter have for infringement of any proprietary rights assigned to the Company.

         (e) OBLIGATION TO KEEP THE COMPANY INFORMED. In addition to my obligations under paragraph 2(b) above, during the period of my employment and for one (1) year after termination of my employment for any reason, I will promptly disclose to the Company fully and in writing all patent applications filed by me or on my behalf. At the time of each such disclosure, I will advise the Company in writing of any inventions that I believe fully qualify for protection under Section 2870; and I will at that time provide to the Company in writing all evidence necessary to substantiate that belief. I understand that the Company will keep in confidence and not disclose to third parties without my consent any proprietary information disclosed in writing to the Company pursuant to this Agreement relating to inventions that qualify fully for protection under the provisions of Section 2870. I will preserve the confidentiality of any such invention that does not qualify fully for protection under Section 2870. I agree to keep and maintain adequate and current records (in the form of notes, sketches, drawings and in any other form that may be required by the Company) of all proprietary information developed by me and all inventions made by me during the period of my employment at the Company at all times.

3. NO CONFLICTING EMPLOYMENT; NO INDUCEMENT OF OTHER EMPLOYEES OR SOLICITATION OF CUSTOMERS.

         I agree that during the period of my employment by the Company I will not, without the Company's express written consent, engage in any other employment or business activity directly related to the business in which the Company is now involved or becomes involved, nor will I engage in any other activities which conflict with my obligations to the Company. For the period of my employment by the Company and for one (1) year after the date of termination of my employment by the Company I will not induce any employee of the Company to leave the employ of the Company.

         If any restriction set forth in this Section is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad of a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

4.       NO CONFLICTING OBLIGATIONS.

         I represent that my performance of all the terms of this Agreement as an employee of the Company does not and will not breach any agreement or obligation of mine relating to any time prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict herewith.

5.       RETURN OF COMPANY DOCUMENTS.

         When I leave the employ of the Company, I will deliver to the Company (and will not keep in my possession, photocopy or deliver to anyone else) any and all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, together with all copies thereof (in whatever medium recorded) belonging to the Company, its successors or assigns whether kept at the Company, home or elsewhere. I further agree that any property situated on the Company's premises and owned by the Company, including disks and other storage media, filing cabinets or other work areas, is subject to inspection by the Company personnel at any time with or without notice. Prior to leaving, I will cooperate with the Company in completing and signing the Company's termination statement for technical and management personnel confirming the above and my obligations under this Agreement.

         I HAVE BEEN INFORMED AND ACKNOWLEDGE THAT THE UNAUTHORIZED TAKING OF THE COMPANY'S TRADE SECRETS:

                  (i)      COULD RESULT IN CIVIL LIABILITY UNDER CALIFORNIA CODE
SECTION 3426, AND THAT, IF WILLFUL, COULD RESULT IN AN AWARD FOR TRIPLE THE AMOUNT OF THE COMPANY'S DAMAGES AND ATTORNEYS' FEES; AND

                  (ii) IS A CRIME UNDER CALIFORNIA PENAL CODE SECTION 444(C), PUNISHABLE BY IMPRISONMENT FOR A TIME NOT EXCEEDING ONE (1) YEAR, OR BY A FINE NOT EXCEEDING FIVE THOUSAND ($5,000), OR BY BOTH.

6.       NOTIFICATION OF NEW EMPLOYER.

         In the event that I leave the employ of the Company, I hereby consent to the notification of my new employer of my rights and obligations under this Agreement.

7.       LEGAL AND EQUITABLE REMEDIES.

         Because my services are personal and unique and because I may have access to and become acquainted with the proprietary information of the Company, the Company shall have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief, without bond and without prejudice to any other rights and remedies that the Company may have for a breach of this Agreement.

8.       GENERAL PROVISIONS

         (a) NOT AN EMPLOYMENT CONTRACT. I agree and understand that nothing in this Agreement shall confer any right with respect to continuation of my employment by the Company.

         (b) GOVERNING LAW; CONSENT TO PERSONAL JURISDICTION. This Agreement will be governed by and construed according to the laws of the State of California, excluding conflicts of laws principles. I hereby expressly consent to the personal jurisdiction of the state and federal courts located in California for any lawsuit filed there against me by the Company arising from or relating to this Agreement.

         (c) ENTIRE AGREEMENT. This Agreement, and Exhibit A attached hereto and hereby incorporated herein, sets forth the final, complete and exclusive agreement and understanding between the Company and me relating to its subject matter. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement will be effective unless in writing and signed by both the Company and me. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement.

         (d) SEVERABILITY. If one or more of the provision in this Agreement are deemed unenforceable by law, then the remaining provision will continue in full force and effect.

         (e) SUCCESSORS AND ASSIGNS. This Agreement will be binding upon my heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors and its assigns.

         (f) SURVIVAL. The provisions of this Agreement shall survive the termination of my employment and the assignments of this Agreement by the Company to any successor in interest or other assignee.

         (g) WAIVER. No waiver by the Company of any breach of this Agreement shall be a waiver of any preceding or succeeding breach. No waiver by the Company of any right under this Agreement shall be construed as a waiver of any other right. The Company shall not be required to give notice to enforce strict adherence to all terms of this Agreement.

         (h) NOTICE. Any notices required or permitted thereunder shall be given to the appropriate party at the address specified below or at such other address as the party shall specify in writing. Such notice shall be deemed given upon personal delivery by certified or registered mail, postage prepaid, three
(3) days after the date of mailing.

         This Agreement shall be effective as of the first day of my employment with the Company, namely: ______________, 19___.

         I UNDERSTAND THAT THIS AGREEMENT AFFECTS MY RIGHTS TO INVENTIONS I MAKE DURING MY EMPLOYMENT, AND RESTRICTS MY RIGHT TO DISCLOSE OR USE THE COMPANY'S PROPRIETARY INFORMATION DURING OR SUBSEQUENT TO MY EMPLOYMENT.

         I HAVE READ THIS AGREEMENT CAREFULLY AND UNDERSTAND ITS TERMS. I HAVE COMPLETELY FILLED OUT EXHIBIT A TO THIS AGREEMENT.

Dated: __________________________19___          _____________________________
                                                       Signature

                                                _____________________________
                                                   Name of Employee

                                                _____________________________
                                                        Address

                                                _____________________________
                                                  City, State, Zip Code

ACCEPTED AND AGREED TO:

ADESSO SPECIALTY SERVICES
ORGANIZATION, INC.
101 Park Center Plaza
Suite 1200
San Jose, California   95113

By: _____________________________________
             Authorized Signatory

                                    EXHIBIT A

ADESSO SPECIALTY SERVICES ORGANIZATION, INC.
101 Park Center Plaza, Suite 1200
San Jose, California   95113

Gentlemen:

         1. Except as listed in Section 2 below the following is a complete disclosure of all inventions relevant to the subject matter of my employment by Adesso Specialty Services Organization, Inc. (the "Company") that have been made or conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company:

/ /      No inventions.

/ /      See below.

         _______________________________________________________________________

/ /      Additional sheets attached.

         2. Due to a prior confidentiality agreement, I cannot complete the disclosure under Section 1 above with respect to inventions generally listed below, the proprietary rights and duty of confidentiality with respect to which I owe to the following party(ies):

                  INVENTION                         PARTY(IES)                   RELATIONSHIP

1.       ____________________________     ____________________________    __________________________

2.       ____________________________     ____________________________    __________________________

3.       ____________________________     ____________________________    __________________________

/ /      Additional sheets attached.

3. I propose to bring to my employment the following devices, materials and documents of a former employer or other person to whom I have an obligation of confidentiality that are not generally available to the public, which materials and documents may be used in my employment pursuant to the express written authorization of my former employer of such other person (a copy of which is attached hereto):

/ /      No inventions.

/ /      See below.

         ______________________________________________________________________

/ /      Additional sheets attached.

Date:______________________, 19___                   Very truly yours,


                                                     ___________________________
                                                     EMPLOYEE

                  ADESSO SPECIALTY SERVICES ORGANIZATION, INC.

                PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT

         As an independent contractor with ADESSO SPECIALTY SERVICES ORGANIZATION, INC., its subsidiary or its affiliate (together, the "Company"), and as a condition of my contract by the Company and in consideration of the compensation now and hereafter paid to me, I agree to the following:

1.       MAINTAINING CONFIDENTIAL INFORMATION

         (a) COMPANY INFORMATION. I agree at all times during the term of my Agreement and thereafter to hold in strictest confidence, and not to use, except for the benefit of the Company, or to disclose to any person, firm or corporation, without written authorization of the Board of Directors of the Company, any trade secrets, confidential knowledge, confidential data or other similar proprietary information of the Company.

         (b) FORMER EMPLOYER INFORMATION. I agree that I will not, during the term of my Agreement with the Company, improperly use or disclose any proprietary information or trade secrets of my former or concurrent employers or companies, if any, and that I will not bring onto the premises of the Company any unpublished documents or any property belonging to my former or concurrent employers or companies unless previously and specifically consented to in writing by said employers or companies.

         (c) THIRD PARTY INFORMATION. I recognize that the Company has received and in the future will receive confidential or proprietary information from third parties subject to a duty on the Company's part to maintain the confidentiality of such information and, in some cases, to use it only for certain limited purposes. I agree that I owe the Company and such third parties, both during the term of my Agreement and thereafter, a duty to hold all such confidential and proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation (except in a manner that is consistent with the Company's Agreement with the third party) or use it for the benefit of anyone other than the Company or such third party (consistent with the Company's Agreement with the third party), unless expressly authorized to act otherwise by an officer of the Company.

2.       ASSIGNMENT OF INVENTIONS AND ORIGINAL WORKS.

         (a) INVENTIONS AND ORIGINAL WORKS RETAINED BY ME. I have attached hereto as Exhibit A a complete disclosure of all inventions, original works of authorship, developments, improvements, and trade secrets that I have, alone or jointly with others, conceived, developed or reduced to practice or caused to be conceived, developed or reduced to practice prior to the commencement of my Agreement with the Company, that I consider to be my property or the property of third parties and that I wish to have excluded from the scope of this Agreement. If disclosure of an item on Exhibit A would cause me to violate any prior confidentiality Agreement, I understand that I am not to disclose such on Exhibit A but in the applicable space on Exhibit A. I am only to disclose a cursory name for each such invention, a listing of the party(ies) to whom it belongs and the fact that full disclosure as to such inventions has not been made for that reason. A space is provided on Exhibit A for such purpose. If no disclosure is attached, I represent that there are no such inventions.

         (b) INVENTIONS AND ORIGINAL WORKS ASSIGNED TO THE COMPANY. I agree that I will make prompt written disclosure to the Company, will hold in trust for the sole right and benefit of the Company, and hereby assign to the Company all my right, title and interest in and to any ideas, inventions, original works of authorship, developments, improvement or trade secrets which I may solely or jointly conceive or reduce to practice, or cause to be conceived or reduced to practice, during the period of my Agreement with the Company. I recognize that this Agreement does not require assignment of any invention which qualifies fully for protection under Section 2870 of the California Labor Code (hereafter "Section 2870"), which provides as follows:

                  (i) Any provision in an Agreement which provides that a contractor shall assign, or offer to assign, any of his or her rights in an invention to Adesso shall not apply to an invention that the contractor developed entirely on his or her own time without using the Company's equipment, supplies, facilities, or trade secret information except for those inventions that either:

                           (1)      Relate at the time of conception or
reduction to practice of the invention to Adesso's business, or actual or demonstrably anticipated research or development of Adesso; or

                           (2)      Result from any work performed by the
contractor for Adesso.

                  (ii) To the extent a provision in an Agreement purports to require a contractor to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

         I acknowledge that all original works of authorship which are made by me (solely or jointly with others) within the scope of my Agreement and which are protectable by copyright are "works made for hire" as that term is defined in the United States Copyright Act (17 U.S.C., Section 101).

         (c) INVENTIONS AND ORIGINAL WORKS ASSIGNED TO THE UNITED STATES. I hereby assign to the United States government all my right, title and interest in and to any and all inventions, original works of authorship, developments, improvements or trade secrets whenever full title to same is required to be in the United States by a contract between the Company and the United States or any of its agencies.

         (d) OBTAINING LETTERS PATENT, COPYRIGHT REGISTRATIONS AND OTHER PROTECTIONS. I will assist the Company in every proper way to obtain and enforce United States and foreign proprietary rights relating to any and all inventions, original works of authorship, developments, improvements or trade secrets of the Company in any and all countries. To that end I will execute, verify and deliver such documents and perform such other acts (including appearing as a witness) the Company may reasonably request for use in applying for, obtaining, perfecting, evidencing, sustaining and enforcing such proprietary rights and the assignment thereof. In addition, I will execute, verify and deliver assignments of such proprietary rights to the Company or its designee. My obligation to assist the Company with respect to proprietary rights in any and all countries shall continue beyond the termination of my Agreement, but the company shall compensate me at a reasonable rate after my termination for the time actually spent by me at the Company's request on such assistance.

         In the event that the Company is unable for any reason, after reasonable effort, to secure my signature on any document needed in connection with the actions specified in the preceding paragraph, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf to execute, verify and file such documents with the same legal force and effect as if executed by me. I hereby waive and quitclaim to the Company any and all claims of any nature whatsoever which I now or may hereafter have for infringement of any proprietary rights assigned to the Company.

         (e) OBLIGATION TO KEEP THE COMPANY INFORMED. In addition to my obligations under paragraph 2(b) above, during the period of my contract and for one (1) year after termination of my contract for any reason, I will promptly disclose to the Company fully and in writing all patent applications filed by me or on my behalf. At the time of each such disclosure, I will advise the Company in writing of any inventions that I believe fully qualify for protection under
Section 2870; and I will at that time provide to the Company in writing all evidence necessary to substantiate that belief. I understand that the Company will keep in confidence and not disclose to third parties without my consent any proprietary information disclosed in writing to the Company pursuant to this Agreement relating to inventions that qualify fully for protection under the provisions of Section 2870. I will preserve the confidentiality of any such invention that does not qualify fully for protection under Section 2870. I agree to keep and maintain adequate and current records (in the form of notes, sketches, drawings and in any other form that may be required by the Company) of all proprietary information developed by me and all inventions made by me during the period of contract at the Company at all times.

3. NO CONFLICTING EMPLOYMENT; NO INDUCEMENT OF OTHER EMPLOYEES OR SOLICITATION OF CUSTOMERS.

         I agree that during the period of my Agreement by the Company I will not, without the Company's express written consent, engage in any other employment or business activity directly related to the business in which the Company is now involved or becomes involved, nor will I engage in any other activities which conflict with my obligations to the Company. For the period of my employment by the Company and for one (1) year after the date of termination of my contract by the Company I will not induce any employee of the Company to leave the employ of the Company.

         If any restriction set forth in this Section is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad of a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

4.       NO CONFLICTING OBLIGATIONS.

         I represent that my performance of all the terms of this Agreement as a contractor of the Company does not and will not breach any Agreement or obligation of mine relating to any time prior to my Agreement by the Company. I have not entered into, and I agree I will not enter into, any Agreement either written or oral in conflict herewith.

5.       RETURN OF COMPANY DOCUMENTS.

         At termination of my contract with the Company, I will deliver to the Company (and will not keep in my possession, photocopy or deliver to anyone else) any and all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, together with all copies thereof (in whatever medium recorded) belonging to the Company, its successors or assigns whether kept at the Company, home or elsewhere. Prior to leaving, I will cooperate with the Company in completing and signing the Company's termination statement for technical and management personnel confirming the above and my obligations under this Agreement.

         I HAVE BEEN INFORMED AND ACKNOWLEDGE THAT THE UNAUTHORIZED TAKING OF THE COMPANY'S TRADE SECRETS:

                  (i)      COULD RESULT IN CIVIL LIABILITY UNDER CALIFORNIA CODE
SECTION 3426, AND THAT, IF WILLFUL, COULD RESULT IN AN AWARD FOR TRIPLE THE AMOUNT OF THE COMPANY'S DAMAGES AND ATTORNEYS' FEES; AND

                  (ii) IS A CRIME UNDER CALIFORNIA PENAL CODE SECTION 444(C), PUNISHABLE BY IMPRISONMENT FOR A TIME NOT EXCEEDING ONE (1) YEAR, OR BY A FINE NOT EXCEEDING FIVE THOUSAND ($5,000), OR BY BOTH.

6.       NOTIFICATION OF NEW EMPLOYER.

         Upon termination of my contact with the Company, I hereby consent to the notification of my new employer of my rights and obligations under this Agreement.

7.       LEGAL AND EQUITABLE REMEDIES.

         Because my services are personal and unique and because I may have access to and become acquainted with the proprietary information of the Company, the Company shall have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief, without bond and without prejudice to any other rights and remedies that the Company may have for a breach of this Agreement.

8.       GENERAL PROVISIONS

         (a) GOVERNING LAW; CONSENT TO PERSONAL JURISDICTION. This Agreement will be governed by and construed according to the laws of the State of California, excluding conflicts of laws principles. I hereby expressly consent to the personal jurisdiction of the state and federal courts located in California for any lawsuit filed there against me by the Company arising from or relating to this Agreement.

         (b) ENTIRE AGREEMENT. This Agreement, and Exhibit A attached hereto and hereby incorporated herein, sets forth the final, complete and exclusive Agreement and understanding between the Company and me relating to its subject matter. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement will be effective unless in writing and signed by both the Company and me. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement.

         (c) SEVERABILITY. If one or more of the provision in this Agreement are deemed unenforceable by law, then the remaining provision will continue in full force and effect.

         (d) SUCCESSORS AND ASSIGNS. This Agreement will be binding upon my heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors and its assigns.

         (e) SURVIVAL. The provisions of this Agreement shall survive the termination of my Agreement with the Company and the assignments of this Agreement by the Company to any successor in interest or other assignee.

         (f) WAIVER. No waiver by the Company of any breach of this Agreement shall be a waiver of any preceding or succeeding breach. No waiver by the Company of any right under this Agreement shall be construed as a waiver of any other right. The Company shall not be required to give notice to enforce strict adherence to all terms of this Agreement.

         (g) NOTICE. Any notices required or permitted thereunder shall be given to the appropriate party at the address specified below or at such other address as the party shall specify in writing. Such notice shall be deemed given upon personal delivery by certified or registered mail, postage prepaid, three
(3) days after the date of mailing.

         This Agreement shall be effective as of the first day of Agreement with the Company, namely: ______________, 19___.

I UNDERSTAND THAT THIS AGREEMENT AFFECTS MY RIGHTS TO INVENTIONS I MAKE DURING MY CONTRACT AGREEMENT DATES, AND RESTRICTS MY RIGHT TO DISCLOSE OR USE THE COMPANY'S PROPRIETARY INFORMATION DURING OR SUBSEQUENT TO MY AGREEMENT.

I HAVE READ THIS AGREEMENT CAREFULLY AND UNDERSTAND ITS TERMS. I HAVE COMPLETELY FILLED OUT EXHIBIT A TO THIS AGREEMENT.

Dated: ________________________19___              ______________________________
                                                        Signature

                                                  ______________________________
                                                    Name of Contractor

                                                  ______________________________
                                                        Address

                                                  ______________________________
                                                    City, State, Zip Code

ACCEPTED AND AGREED TO:

ADESSO SPECIALTY SERVICES
ORGANIZATION, INC.
101 Park Center Plaza
Suite 1200
San Jose, California   95113

By:______________________________________________
             Authorized Signatory


                                    EXHIBIT A

ADESSO SPECIALTY SERVICES ORGANIZATION, INC.
101 Park Center Plaza, Suite 1200
San Jose, California   95113

Gentlemen:

         1. Except as listed in Section 2 below the following is a complete disclosure of all inventions relevant to the subject matter of my employment by Adesso Specialty Services Organization, Inc. (the "Company") that have been made or conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company:

/ /      No inventions.

/ /      See below.

/ /      Additional sheets attached.

         2. Due to a prior confidentiality Agreement, I cannot complete the disclosure under Section 1 above with respect to inventions generally listed below, the proprietary rights and duty of confidentiality with respect to which I owe to the following party(ies):

                  INVENTION                         PARTY(IES)                   RELATIONSHIP

1.       ____________________________     ____________________________    __________________________

2.       ____________________________     ____________________________    __________________________

3.       ____________________________     ____________________________    __________________________

/ /      Additional sheets attached.

3. I propose to bring the following devices, materials and documents of a former employer or other person to whom I have an obligation of confidentiality that are not generally available to the public, which materials and documents may be used in my employment pursuant to the express written authorization of my former employer of such other person (a copy of which is attached hereto):

/ /      No inventions.

/ /      See below.

/ /      Additional sheets attached.

Date:______________________, 19___                       Very truly yours,


                                                         _______________________
                                                         CONTRACTOR